UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2004

Date of Report (Date of earliest event reported)

ONVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29609	91-1859172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1260 Mercer Street

Seattle, Washington 98109

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (206) 282-5170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Robert G. Brown was appointed as a director of Onvia, Inc. effective as of November 1, 2004 by the Company’s board of directors. Mr. Brown will serve as a Class III director and will serve until the 2006 annual shareholders meeting. Mr. Brown will receive grants of 4,000 stock options under Onvia’s Directors Stock Option Plan and 18,750 stock options under Onvia’s 1999 Stock Option Plan, all vesting over a four year period. The exercise price for the stock options will be the closing price on November 1, 2004.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release, dated November 1, 2004, announcing appointment of director Robert G. Brown.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onvia, Inc.

November 1, 2004	By:	/s/ Michael D. Pickett
Michael D. Pickett Chief Executive Officer and President

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated November 1, 2004, announcing appointment of director Robert G. Brown.

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